EXHIBIT 32.1


Certification Pursuant to
18 U.S.C. Section 1350,
as adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002.


In connection with the annual report of Receivable Acquisition & Management Corporation (the "COMPANY") on Form 10-KSB for the period ended September 30, 2005 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/   Max Khan
                                        --------------
                                        By:   Max Khan
                                        Chief Executive Officer,
                                        Chief Financial Officer
                                        DATE: DECEMBER 28, 2005